IRREVOCABLE POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, in order to secure performance of certain obligations born by the shareholders of Fujian Jinjiang Chendai Ailibao Shoes & Clothes Co., Ltd (the “Company”) (the “Principals”), each Principal hereby makes and executes this Irrevocable Power of Attorney (this “POA”).

Each Principal hereby irrevocably and to the fullest extent permitted by law appoints and authorizes Lam Mei Ying (the “Attorney”) or any of authorized representatives authorized by each Principal as its agent with full power of substitution or resubstitution, to the full extent of each of the Principals’ rights with respect to his or her entire equity interest of company’s voting equity (the “Equity”).

Upon execution hereof, all prior POAs issued by each Principal with respect to any of the Equity are hereby irrevocably revoked, and each Principal hereby warrants that no subsequent POAs will be issued with respect to any of the Equity.  This POA is irrevocable, coupled with interest granted in connection with the Equity and shall be continuously valid from the date of execution of this POA, so long as the Principals are the shareholders of the Company.

The Attorney appointed by this POA is empowered, and may exercise this POA, to vote all of the Equity at any meeting or in any other circumstance, upon which the vote or other action of the holders of the Equity is sought, at any time during the term of this POA,.

As a condition to the authorization hereunder, the Attorney shall be the person nominated by AILIBAO (FUJIAN) MARKETING MANAGEMENT CO.,LTD and such authorization shall be approved by AILIBAO (FUJIAN) MARKETING MANAGEMENT CO.,LTD. This POA shall become void once AILIBAO (FUJIAN) MARKETING MANAGEMENT CO.,LTD issues a written notice of removal of the Attorney. The Principals will appoint and empower other persons designated by AILIBAO (FUJIAN) MARKETING MANAGEMENT CO.,LTD, with full power of substitution and resubstitution, to the full extent of each of the Principals’ rights set forth hereinbefore.  In furtherance of the foregoing, the Principals will issue a new POA in the form and substance of this POA.

This POA shall be binding upon all senior management, directors, attorneys, assigns and successors of each Principal.

IN WITNESS WHEREOF, the undersigned has executed this POA on 18 November, 2010.

[Signature Page to the Business Operations Agreement]

Principals

Ding Baojian

/s/ DING Baojian

Ding Baofu

/s/ DING Baofu

Ding Changming

/s/ DING Changming

Attorney

Name: Lam Mei Ying

/s/ LAM Mei Ying